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                                                                 EXHIBIT 10.33

                         REGISTRATION RIGHTS AGREEMENT

   THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered
into as of      , 1999, by and among Southern Mineral Corporation, a Nevada corporation (the "Company"), and EnCap Energy Capital Fund III, L.P., a Texas limited partnership, EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership, Energy Capital Investment Company PLC, an English investment company, and BOCP Energy Partners, L.P., a Texas limited partnership (collectively, the "EnCap Purchasers" and each individually an "EnCap Purchaser").

   This Agreement is made in connection with the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of July 20, 1999, among the Company and the EnCap Purchasers with respect to the purchase by the EnCap Purchasers from the Company of an aggregate of 43,829,787 newly issued shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), for an aggregate purchase price of $20.6 million. In connection with the Stock Purchase Agreement, the Company has agreed to provide the EnCap Purchasers with the registration rights set forth in this Agreement.

   In consideration of the foregoing, the parties hereto agree as follows:

Section 1. Certain Definitions:

   For purposes of this Agreement, the following terms shall have the respective meanings:

   "Affiliate" shall mean, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, with respect to any fund or trust, any Person which is a participant in or beneficiary of such fund or trust. For purposes of this definition, "control" when used with respect to any specified ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

   "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

   "Demand" shall have the meaning set forth in Section 3(a)(i).

   "Eligible Common Stock" shall mean, as of any date of determination, shares of Common Stock held by either an EnCap Purchaser or a Permitted Transferee of an EnCap Purchaser.

   "Eligible Holders" shall mean, as of any date of determination, the EnCap Purchasers holding Eligible Common Stock and any Permitted Transferees holding Eligible Common Stock to whom an EnCap Purchaser has assigned registration rights pursuant to Section 10(d).

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

   "Permitted Transferee" shall mean pursuant to Section 10(d) hereof a Person
(i) to whom the EnCap Purchasers have transferred Common Stock acquired by the EnCap Purchasers pursuant to the Stock Purchase Agreement and (ii) who has executed and delivered to the Company an Additional Party Counterpart in the form set forth in Exhibit A hereto.

   "Person" shall mean any individual, partnership, corporation, trust, limited liability company or unincorporated organization, or a government or agency or political subdivision thereof.

   "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of the Common Stock covered by the Registration Statement, and by all other
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amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all materials incorporated by reference therein.

   "Registration Statement" shall mean any registration statement of the Company on an appropriate form under the Securities Act (other than any registration statement with respect to securities filed on a Form S-4 or S-8 or any other forms prescribed for the same or similar purposes) and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all materials incorporated by reference therein and all exhibits thereto (including those incorporated by reference).

   "SEC" shall mean the Securities and Exchange Commission.

   "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

   "Seller" shall mean an EnCap Purchaser or any Permitted Transferee of Eligible Common Stock for which the Company shall be required to file a registration statement or which shall be registered under the Securities Act at the request of such holder pursuant to any of the provisions of Section 3. Neither the Company nor any Affiliate of the Company shall be deemed a "Seller" for any purposes of this Agreement.

   "underwritten registration" or "underwritten offering" shall mean an offering of the Common Stock pursuant to a Registration Statement in which the Common Stock of the Company is sold to the public by one or more underwriters.

Section 2. Common Stock Subject to Registration Rights.

   Shares of Eligible Common Stock will cease to be Eligible Common Stock when either (i) a Registration Statement covering such Eligible Common Stock has been declared effective by the SEC, (ii) it has been sold pursuant to Rule 144 (or any similar rule or regulation then in force) under the Securities Act, or
(iii) it has otherwise been transferred and it may be sold without registration under the Securities Act and without restriction under Rule 144 (or any similar rule or regulation then in force).

Section 3. Registration Rights.

   (a) Demand Registration.

     (i) At any time commencing six months following the closing date of the Stock Purchase Agreement, any Eligible Holder shall have the right to make written requests (each, a "Demand") on the Company to cause the Company to use its best efforts to file and cause to be declared effective a Registration Statement on Form S-3 or any other similar registration under the Securities Act with respect to the Eligible Common Stock, provided, that (x) the expected offering price of the Eligible Common Stock held by the requesting Eligible Holder requested to be registered is at least $5 million, and (y) the expected offering of Eligible Common Stock includes at least one-half of all remaining shares of Eligible Common Stock held by the Eligible Holders, and provided further that the requesting Eligible Holder shall use reasonable efforts to sell such Eligible Common Stock requested to be registered. This Section 3(a)(i) shall be applicable for so long as the Eligible Common Stock cannot be freely transferred pursuant to Rule 144 under the Securities Act (or any similar rule or regulation hereafter adopted by the SEC) without the imposition of volume, manner of sale and holding period limitations.

     (ii) Each Demand shall set forth the number of shares of Eligible Common Stock proposed to be sold by the Eligible Holders and the intended method of distribution of such shares.

     (iii) In the case of any underwritten public offering of Eligible Common Stock pursuant to a registration under this Section 3(a), if the managing underwriter advises the Eligible Holders and the Company in its opinion that (A) the inclusion in such registration of some or all of such Common Stock

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  requested to be registered (including without limitation, securities to be registered by the Company included pursuant to incidental or "piggyback" rights heretofore or hereafter granted by the Company to Persons other than the Eligible Holders) will cause the proceeds or price per share to the Eligible Holders to be reduced or (B) that the number of securities to be registered at the request of the Eligible Holders pursuant to this Section 3(a) plus the number of securities sought to be registered by the Company or such other Persons will materially and adversely affect the success of the offering, then the number of securities sought to be registered by each holder other than an Eligible Holder of Common Stock shall be reduced pro rata in proportion to the number of shares of Common Stock sought to be registered by such holders to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter (the "Recommended Number").

   (b) Piggyback Registration.

     (i) In the event the Company proposes to file a Registration Statement with respect to its Common Stock, whether of its own accord or at the request of any holder or holders of such securities, it will give written notice to the Eligible Holders of the Company's intention to do so and, upon the written request of any of the Eligible Holders given within 7 days after receipt of such notice, the Company will use its best efforts to effect the registration of the Eligible Common Stock of the requesting Eligible Holder (the "Piggyback Securities") which it shall have been so requested to register by including such Piggyback Securities in the Registration Statement ("Piggyback Registration Rights"). Piggyback Securities are to be included in the Registration Statement on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such Registration Statement; unless the managing underwriter or underwriters of any proposed underwritten offering determines and advises the Company that the inclusion in the Registration Statement of some or all Piggyback Securities proposed to be included would cause the proceeds or price per share the Company or the requesting or demanding holder of Common Stock will derive from such registration to be reduced or that the number of securities to be registered at the instance of the Company or such requesting or demanding holder plus the number of shares sought to be registered by the requesting Eligible Holder is too large a number to be reasonably sold or will materially and adversely affect the success of the offering. If, in such opinion of such managing underwriter or underwriters, not all of the Common Stock requested to be included should be included in such registration, then the number of securities to be included in such registration will be reduced as set forth below:

         (A) the number of shares of Common Stock sought to be registered by any holders of shares of Common Stock other than the Eligible Holders and holders of Common Stock at whose instance the registration is being made shall be reduced to the extent necessary to reduce the number of securities to be registered to the Recommended Number;

         (B) if the reduction provided for in clause (A) above does not reduce the number of shares of Common Stock to be registered to the Recommended Number and the registration is at the instance of

           (x) the Company, then the number of Piggyback Securities sought to be registered by the Eligible Holders shall be reduced to the extent necessary to reduce the number of securities to be registered to the Recommended Number; or

           (y) any holder of Common Stock that is granted registration rights after the date of this Agreement (a "New Holder"), then the number of shares of Common Stock sought to be registered by the New Holder and the Eligible Holders shall be reduced in accordance with their relative rights to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number, but in any event the reduction in Piggyback Securities shall not be greater than pro rata in proportion to the number of Piggyback Securities and other shares of Common Stock sought to be registered by such holders.

     (ii) In connection with any offering by the Company to which the Eligible Holders have Piggyback Registration Rights, the Company, in its sole discretion, shall determine (A) whether to initiate, proceed

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  with or terminate such registration, (B) the pricing (including underwriting discounts and commissions) for such offering and (C) the timing of such offering. The Company may withdraw any Registration Statement and abandon any proposed sale of Common Stock without the consent of the Eligible Holders, notwithstanding the request of the Eligible Holders to participate therein in accordance with this Agreement, if the Company determines in its sole discretion to so withdraw and abandon such proposed sale.

     (iii) The rights set forth in this Section 3(b) shall be unlimited and exercisable with any Registration Statement covering Common Stock.

Section 4. Holdback Agreements.

   (a) Each of the Eligible Holders agrees, and any transferee of the Eligible Holders, by acceptance of any Eligible Common Stock agrees, that if it is requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public or private sale or distribution of securities of the Company of the same class as the securities included in the Registration Statement, during the period requested by the managing underwriters but not to exceed the shorter of (i) the period agreed to by the Company or management of the Company or (ii) 120 days, beginning on the effective date of such Registration Statement, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, to the extent timely notified in writing by the Company or the managing underwriters.

   (b) The Company agrees (i) if requested by the managing underwriter or underwriters of an underwritten public offering pursuant to Section 3(a), not to effect a public or private sale or distribution of its Common Stock, or any securities convertible into or exchangeable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or a subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital stock or substantially all of the assets of any other Person) during the period requested by the managing underwriters but not to exceed 120 days beginning on, the effective date of any Registration Statement filed pursuant to Section 3(a) hereof and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed Common Stock or securities convertible into or exchangeable for Common Stock shall contain a provision under which holders of such securities agree, and the Company shall use its reasonable efforts to cause any existing holders of its privately placed equity securities to agree, that if it is requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any such securities during the 30 day period prior to, and during the applicable period requested by such underwriters beginning on, the effective date of any Registration Statement, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except pursuant to a Registration Statement); provided, however, that the provisions of this paragraph (b) shall not prevent (i) the conversion or exchange of any securities that the Company is obligated to make pursuant to an agreement existing on the date hereof or hereafter adopted by the Board of Directors, (ii) the exercise of warrants by the holders thereof and (iii) grants and exercises of options pursuant to any stock option plans or employee incentive plans of the Company.

Section 5. Registration Procedures.

   In connection with the Company's registration obligations pursuant to
Section 3 hereof, the Company will use its best efforts to effect the registration of the Eligible Common Stock in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall:
     (a) prepare and file with the SEC, as soon as practicable after receipt of a Demand, a Registration Statement on the appropriate form under the Securities Act, which form shall be available for the sale of the Eligible Common Stock in accordance with the intended method or methods of distribution thereof and shall include all financial statements and other information required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become and remain effective; provided, that notwithstanding the foregoing, the Company shall not be required to file a Registration Statement within a period of 135 days after the effective date of any other Registration Statement for Eligible Stock other than a Registration Statement on Form S-3; and further provided that no Registration Statement will be

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  filed by the Company until one counsel for Sellers shall have had a reasonable opportunity to review the same and the right to reasonably approve or disapprove any portion of such Registration Statement describing or referring to Sellers;

     (b) prepare and file with the SEC such amendments to the Registration Statement as may be necessary to keep the Registration Statement effective until the distribution of the Eligible Common Stock under the Registration Statement is complete (which period shall not be required to exceed 270 days from the date the Registration Statement is declared effective)(such 270-day period to be extended by the number of days during which either (i) any stop order suspending the effectiveness of such Registration Statement shall be in effect or (ii) the Sellers or the underwriters, if any, shall be prohibited from consummating sales pursuant to such Registration Statement or the Prospectus pursuant to the penultimate paragraph of this
  Section 5); cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

     (c) notify the Sellers and the managing underwriters, if any, (i) when the Registration Statement has become effective and when any post-effective amendment or supplements thereto become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for the purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Eligible Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) during the period when the Registration Statement is required to be effective, of the happening of any event as a result of which the Prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will forthwith prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Eligible Common Stock, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (d) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

     (e) furnish to Sellers, prior to filing a Registration Statement, copies of such Registration Statement as proposed to be filed, each amendment and supplement thereto, and the Prospectus included in such Registration Statement (including each preliminary prospectus), which documents shall be subject to the reasonable opportunity to review and approve of Sellers, which approval shall not be unreasonably withheld;

     (f) furnish to Sellers such number of copies of reports on Forms 10-K, Form 10-Q and Form 8-K (or their equivalents) which the Company shall have filed with the Commission and such financial statements, reports and proxy statements mailed to stockholders of the Company as Sellers may reasonably request in order to facilitate the disposition of the Eligible Common Stock being offered;

     (g) deliver to Sellers and each underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as Sellers may reasonably request;

     (h) prior to any public offering of Eligible Common Stock, use its best efforts to register or qualify or cooperate with Sellers, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Eligible Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as Sellers or any underwriter reasonably requests in writing; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

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     (i) cooperate with Sellers and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Eligible Common Stock to be sold; and enable such Eligible Common Stock to be in such denominations and registered in such names as the managing underwriters or Sellers, as the case may be, may request at least five business days prior to any sale of the Eligible Common Stock;

     (j) list all the Eligible Common Stock covered by the Registration Statement on each securities exchange or automated quotation system, if any, on which the Common Stock is then listed if requested by Sellers or by the managing underwriters and such listing is permitted under the rules of such exchange or automated quotation system, if any;

     (k) if requested by Sellers, enter into an underwriting agreement with an underwriter or underwriters providing for the sale of such Eligible Common Stock in an underwritten offering which shall be customary in form, substance and scope and shall contain customary requirements for representations, warranties, covenants, opinions of counsel and indemnification and contribution;

     (l) make available upon reasonable notice and during business hours, for inspection by a representative of Sellers and an underwriter, if any, participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by Sellers or an underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to answer questions and to supply all information reasonably requested by any such representative, underwriter, attorney, accountant or agent in connection with such Registration Statement as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that any records, information or documents shall be kept confidential by such representative, underwriter, attorney, accountant or agent unless disclosure of such records, information or documents is required by securities laws in connection with the sale of such Eligible Common Stock or by court or administrative order; and provided, further, if such representative, underwriter, attorney, accountant or agent is ordered to disclose any of such records, documents or information, such representative, underwriter, attorney, accountant or agent will provide the Company with prompt written notice of such requirement so that the Company at its expense may seek a protective order or other appropriate remedy and/or waive compliance with this Agreement. In the event that such protective order or other remedy is not timely obtained, or that the Company timely waives compliance with the provisions hereof, such representative, underwriter, attorney, accountant or agent agrees to furnish only that portion of such records, documents or information which such representative, underwriter, attorney, accountant or agent is legally required to disclose in the opinion of the special counsel or counsel representing such representative, underwriter, accountant or agent;

     (m) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Eligible Common Stock is sold to underwriters in an underwritten offering, which statements shall cover said 12-month period and shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (n) furnish or cause to be furnished to Sellers any opinions of counsel or customary accountants' "cold comfort" letters that might be reasonably requested by Sellers and/or the underwriters, if any, in connection with any registration of Eligible Common Stock in a Registration Statement and take all such other reasonable actions in connection with such registration to expedite or facilitate the disposition of the Eligible Common Stock as contemplated by the Registration Statement and the related underwriting agreement contemplated by Section 5(k).

   The Company may require Sellers (i) to furnish to the Company such information regarding Sellers and the distribution of the Eligible Common Stock as may be required for inclusion in the Registration Statement and (ii) (A) in connection with any Demand, to enter into an underwriting agreement in the form and substance reasonably satisfactory to Sellers, (B) in connection with any registration of Piggyback Securities with respect

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to any Registration Statement filed by the Company of its own accord, to enter into an underwriting agreement in the form contemplated by Section 5(k); provided that the Company uses its reasonable efforts to negotiate that the indemnification and contribution provisions of any such underwriting agreement be substantially as set forth in Section 7 hereof, or (C) in connection with any other registration of Piggyback Securities, to enter into an underwriting agreement in the form contemplated by Section 5(k).

   Sellers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c) hereof, Sellers will forthwith discontinue the offering and disposition of Eligible Common Stock covered by such Registration Statement or Prospectus (i) until Sellers' receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 5(c) hereof or (ii) until Sellers are advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, Sellers will deliver to the Company all copies, other than permanent file copies then in Sellers' possession, of the Prospectus covering such Eligible Common Stock current at the time of receipt of such notice. In the event the Company shall give any such notice to suspend the offering and disposition of the Eligible Common Stock, the time periods regarding the maintenance of the applicable Registration Statement shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5(c) hereof to and including the date when Sellers shall have received the copies of the supplemented or amended Prospectus hereof or the Advice.

   Notwithstanding the foregoing, (a) the Company may delay the filing of any Registration Statement, any amendment thereof or any supplement to the related Prospectus, and may withhold efforts to cause any Registration Statement to become effective, and (b) in the case of an effective Registration Statement, upon the request of the Company, the holders of Eligible Common Stock participating in such registration shall refrain from selling any shares pursuant to such Registration Statement, if (i) the Company's Board of Directors determines in good faith that such registration or sale would (A) interfere with or adversely affect the negotiation or completion of any material transaction that is being pursued by the Company at the time the demand is made, (B) involve initial or continuing disclosure obligations with respect to material non-public information not otherwise required by law or the rules and regulations of the SEC, which disclosure would have a material adverse effect on the Company or (C) would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless Sellers agree to pay all expenses of the Company in connection with such additional audit), or (ii) in the written opinion of a nationally recognized investment bank with experience in the energy industry and reasonably acceptable to Sellers, that the Company is unable to consummate an underwritten offering on reasonable terms due to then currently prevailing market conditions; provided however, that the duration of any such delay or period in which shares of Eligible Common Stock may not be sold pursuant to an effective Registration Statement shall only be for a reasonable period of time (not to exceed a period of 135 days) and there shall not be more than one such delay per calendar year).

Section 6. Registration Expenses.

   All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation SEC, state and foreign registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., printing expenses, and fees and disbursements of counsel for the Company and one separate counsel of Sellers, which for a Piggyback Registration by Sellers will constitute one separate counsel for all holders selling Common Stock, and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), fees and expenses incurred in connection with any underwritten offering, fees and expenses of independent engineering reports and other experts and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, in connection with the Demand Registration and Piggyback Registration will be borne by the Company whether or not any such Registration Statement becomes

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effective, provided that all underwriting discounts and selling commissions applicable to the sale of the Eligible Common Stock and all other expenses of Sellers incurred in connection with the distribution of Eligible Common Stock (including all salaries of its officers and employees and all relevant taxes, including transfer taxes) will be borne by Sellers.

Section 7. Indemnification; Contribution.

   (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person, an "Underwriter") and Sellers and each of their respective directors and officers and each other Person, if any, who controls Sellers or any Underwriter within the meaning of the Securities Act as follows: (i) against any and all loss, liability, claim, damage and expense, joint or several, whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Eligible Common Stock was registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, such consent not to be unreasonably withheld; and (iii) against any and all expense whatsoever, as incurred (including, subject to the provisions of Section 7(c), fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, liability, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or alleged omission in a Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to such Prospectus and Sellers or the Underwriter, as the case may be, thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale by Sellers or the Underwriter, as the case may be, of the Eligible Common Stock to the Person asserting such loss, liability, claim, damage, or expense if the Company had furnished Sellers or the Underwriter, as the case may be, within a reasonable period of time prior to such sale with the number of copies of such amended or supplemented Prospectus reasonably requested by Sellers or the Underwriter, as the case may be; and provided, further, that this indemnity agreement does not apply to Sellers or any Underwriter with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by Sellers or any Underwriter specifically for inclusion in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

   (b) Indemnification by Sellers. Sellers agree to jointly and severally indemnify and hold harmless the Company and each Underwriter, if any, and each of their respective directors and officers (including each officer and director of the Company who signed the Registration Statement), and each other Person, if any, who controls the Company or any Underwriter within the meaning of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information regarding Sellers furnished in writing to the

Company by Sellers specifically for inclusion in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that Sellers shall not be obligated to provide such indemnity to the extent that such losses, liabilities, claims, damages, and expenses result, directly or indirectly, from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement, Prospectus, amendment or supplement based on corrected or supplemental information promptly provided in writing by Sellers to the Company for such purpose and the Company thereafter fails to furnish to Sellers or the Underwriter, as the case may be, such Prospectus as so amended or supplemented within a reasonable period of time, the number of copies of such amended or supplemented Prospectus requested by Sellers or the Underwriter, as the case may be, prior to or concurrently with the sale by Sellers or the Underwriter, as the case may be, of the Eligible Common Stock to the person asserting such loss, liability, claim, damage or expense. This indemnity shall be in addition to, and not in lieu of any liability that Sellers may otherwise have.

   (c) Conduct of Indemnification Proceedings. Each indemnified party shall give prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this indemnity agreement unless the indemnifying party is materially prejudiced by such failure. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume the defense and the indemnified party or parties shall be entitled to one separate counsel chosen by the indemnified party or parties. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

   (d) Contribution. If for any reason the indemnification provided for in the preceding subsections (a) and (b) of this Section 7 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by such preceding subsections, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such unavailability or insufficiency in proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that Sellers shall not be required to contribute in any amount greater than the dollar amount of the proceeds received by Sellers with respect to the sale of any Eligible Common Stock. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

   (e) Investigation. Such indemnity provided in this Section 7 shall remain in full force and effect regardless of any investigation made by or on behalf of Sellers, the Underwriter, or such director, officer or controlling Person of Sellers or the Underwriter, or by or on behalf of the Company, its officers or directors or any other Person controlling the Company and shall survive the transfer of such securities by Sellers.

Section 8 Rule 144 and Rule 144A.

   The Company covenants that it will provide the information required pursuant to Rule 144A and Rule 144 under the Securities Act upon the request of Sellers and it will take such further action as Sellers may reasonably request, including, without limitation, the timely filing of all reports as required with the SEC in order to enable Sellers, if they so elect, to utilize Rule 144 or Rule 144A, as such Rules may be amended from time to time or any similar rules or regulations hereafter adopted by the SEC.

Section 9 Participation in Underwritten Registrations.

   (a) The investment banker or investment bankers and manager or managers, if any, that will administer the registration of the Eligible Common Stock pursuant to a Demand will be selected by the Company; provided that such investment bankers and managers must be reasonably satisfactory to the Eligible Holders holding a majority of the Eligible Common Stock.

   (b) The Company will not permit any other Person to participate in any underwritten registration hereunder unless such Person (x) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 9 shall be construed to create any additional rights regarding the registration of Eligible Common Stock in any Person otherwise than as set forth herein.

Section 10 Miscellaneous.

   (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which conflicts with the provisions hereof.

   (b) Amendments and Waivers. The provisions of this Agreement may be amended, modified or supplemented, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, modification, supplement, action or omission to act of the Eligible Holders of 50% of the then outstanding shares of Eligible Common Stock.

   (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

       (i) if to the EnCap Purchasers, to the addresses set forth on the signature pages; and

       (ii) if to the Company, to the addresses set forth on the signature pages.

   All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to any air courier guaranteeing overnight delivery. The notice addresses may be changed at any time by notice given in accordance with these provisions.

   (d) Assignment of Registration Rights. Except as otherwise provided below, no party may assign this Agreement or any of the rights and obligations of the parties hereunder without the prior written consent of the other party:

       (i) any EnCap Purchaser may assign to a Permitted Transferee the right to participate with the EnCap Purchasers in any registration of Eligible Common Stock held by the EnCap Purchasers pursuant to Section 3 hereof;

       (ii) any EnCap Purchaser may assign this Agreement and all or a proportionate part of its rights and obligations hereunder to a Permitted Transferee who acquires from such EnCap Purchaser all or a proportionate part of the shares of Eligible Common Stock owned by the EnCap Purchaser, respectively; or

       (iii) a party may assign this Agreement and all its rights and obligations under this Agreement to the assignee of all or substantially all of the assets of such party including an acquisition through merger, provided that such party shall in no event be released from its obligations hereunder without the prior written consent of the other party.

   (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

   (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

   (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO SUCH JURISDICTION'S CONFLICTS OF LAW PROVISIONS.

   (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

   (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         SOUTHERN MINERAL CORPORATION
                                         a Nevada corporation

                                         By:
                                             ----------------------------------
                                             Steven H. Mikel
                                             President

                                         Address for Notices

                                         Southern Mineral Corporation
                                         1201 Louisiana, Suite 3300
                                         Houston, Texas 77002-5609
                                         Attention: President
                                         Telephone: (713) 658-9444
                                         Facsimile: (713) 658-0016

                                         ENCAP ENERGY CAPITAL FUND III, L.P.
                                          By EnCap Investments L.L.C., its
                                          General Partner

                                         By:
                                             ----------------------------------
                                             D. Martin Phillips
                                             Managing Director

                                         ENCAP ENERGY CAPITAL FUND III-B, L.P.
                                          By EnCap Investments L.L.C., its
                                          General Partner

                                         By:
                                             ----------------------------------
                                             D. Martin Phillips
                                             Managing Director

                                         ENERGY CAPITAL INVESTMENT COMPANY,
                                          PLC

                                         By:
                                             ----------------------------------
                                             Gary R. Petersen
                                             Director

                                         BOCP ENERGY PARTNERS, L.P.
                                          By EnCap Investments L.L.C., its
                                          General Partner

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                              ---------------------------------

                                          Address for Notices

                                          c/o EnCap Investments L.L.C.
                                          1100 Louisiana Suite 3150
                                          Houston, Texas 77002
                                          Attention: Robert L. Zorich
                                          Telephone: (713) 659-6100
                                          Facsimile: (713) 659-6130

                                          with a copy to:

                                          Thompson & Knight
                                          1700 Chase Tower
                                          600 Travis Street
                                          Houston, Texas 77002
                                          Attention: Michael K. Pierce
                                          Telephone: (713) 217-2800
                                          Facsimile: (713) 217-2828

                                   Exhibit A

                          ADDITIONAL PARTY COUNTERPART

   The undersigned, after having received and reviewed to its satisfaction a
copy of the Registration Rights Agreement, dated as of      , 1999 (the
"Registration Rights Agreement"), by and among Southern Mineral Corporation (the "Company") and the EnCap Purchasers, does hereby agree to become party to the Registration Rights Agreement thereby accepting all the rights, benefits and obligations of a holder of Eligible Common Stock thereunder. The Company may attach this page as a counterpart to the Registration Rights Agreement and the undersigned agrees that such attachment shall be deemed conclusive evidence of its acknowledgment and acceptance of the terms thereof.

   Defined terms used herein and not otherwise defined herein shall have the meaning given such terms in the Registration Rights Agreement.

Dated:

                                          [NAME]
                                          [ADDRESS FOR NOTICES]

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

Acknowledged and Accepted this
day of       ,    By:

SOUTHERN MINERAL CORPORATION

By:
  -------------------------------
   Name:
   Title: